SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: February 15, 2000

                         FNANB CREDIT CARD MASTER TRUST

             (Exact name of registrant as specified in its charter)


     United States                   333-32591                   58-1897792
     -------------                   ---------                   ----------
    (State or other                 (Commission                 (IRS Employer
     jurisdiction                    File No.)               Identification No.)
   of incorporation)

  225 Chastain Meadows Court, Kennesaw, Georgia                       30144
  ---------------------------------------------                       -----
    (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement for the month of January 2000 to the Series 1997-2 Certificateholders on February 15, 2000.

                     The registrant distributed the Certificateholders Statement for the month of January 2000 to the Series 1998-1 Certificateholders on February 15, 2000.

                                      - 1 -





        Item 7(c).         Exhibits.
                           ---------

                           The following is filed as an exhibit to this report under Exhibit 28:

             99.1 Series 1997-2 Certificateholders Statement for the month of January 2000.

             99.2 Series 1998-1 Certificateholders Statement for the month of January 2000.






                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FNANB CREDIT CARD
                                            MASTER TRUST

                                            By:       FIRST NORTH AMERICAN
                                                      NATIONAL BANK, as
                                                      Transferor and Servicer

                                            By:
                                                      Michael T. Chalifoux
                                                      Chairman of the Board

Date:      February 15, 2000

                                       -2-















                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                         FNANB CREDIT CARD MASTER TRUST


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                                INDEX TO EXHIBITS

        Exhibit
        Number          Exhibit

        99.1 Series 1997-2 Certificateholders Statement for the month of January 2000.


        99.2 Series 1998-1 Certificateholders Statement for the month of January 2000.